                         CONSENT OF INDEPENDENT AUDITORS

We consent  to the  reference  to our firm in Exhibit A to the  Prospectus/Proxy
Statement and to the use of our reports on UBS U.S.  Value Equity Fund, a series of The UBS Funds,  dated  August 13,  2003 and UBS  Financial  Sector  Fund Inc.
(formerly,   UBS  Financial   Services  Fund)  dated  May  5,  2003,  which  are
incorporated  by  reference,  in this  Registration  Statement  (Form  N-14  No.
33-47287 and 811-6637) of The UBS Funds.

                     ERNST & YOUNG LLP

New York, New York
September 16, 2003